UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K/A
(Amendment No. 2)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  November 28, 2011

Intelligent Communication Enterprise Corporation
(Exact name of registrant as specified in its charter)

Pennsylvania	0-10822	25-1229323
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation or organization)		Identification No.)

75 High Street
Singapore		179435
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code:		011-65 6324-0225

n/a
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01—COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

On December 12, 2011, Intelligent Communication Enterprise Corporation filed a current report on Form 8-K disclosing its acquisition of all of the issued and outstanding shares of Global Interactive Media Limited.  This Amendment No. 2 is filed only to replace the interim consolidated financial statements referenced in Item 9.01(a) with interim financial statements showing the corresponding period for the prior year.

ITEM 9.01—FINANCIAL STATEMENTS AND EXHIBITS

(a)           Financial Statements of Business Acquired.  Filed herewith are the interim consolidated financial statements as at December 31, 2010 and 2011.  The audited consolidated financial statements of Global Interactive Media Limited for the years ended March 31, 2010 and 2011, and audited consolidated financial statements of Asian Integrated Media, Ltd., for the years ended December 31, 2010 and 2011, are incorporated herein by reference from the Current Report on Form 8-K/A filed October 26, 2012.

(b)           Pro Forma Information.  The following are incorporated by reference from the Current Report on Form 8-K/A filed October 26, 2012:

Unaudited pro forma condensed consolidated balance sheets of Intelligent
Communication Enterprise Corporation as at December 31, 2010

Unaudited pro forma condensed consolidated statements of operations for the year ended December 31, 2010

Notes to the unaudited pro forma condensed consolidated financial statements as at and for the year ended December 31, 2010

Unaudited pro forma condensed consolidated balance sheets of Intelligent
Communication Enterprise Corporation as at December 31, 2011

Unaudited pro forma condensed consolidated statements of operations for the year ended December 31, 2011

Notes to the unaudited pro forma condensed consolidated financial statements as at and for the year ended December 31, 2011

(c)           Shell Company Transactions.  Not applicable.

(d)           The following is filed as an exhibit to this report:

Exhibit Number*	Title of Document	Location

10	Material Contracts
10.31	Sale and Purchase Agreement between Clarita Ablazo Jeffery and Intelligent Communication Enterprise Corporation	Incorporated by reference from the Current Report on Form 8-K filed December 12, 2011
_______________
*
All exhibits are numbered with the number preceding the decimal indicating the applicable SEC reference number in Item 601 and the number following the decimal indicating the sequence of the particular document.  Omitted numbers in the sequence refer to documents previously filed as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amended report to be signed on its behalf by the undersigned hereunto duly authorized.

INTELLIGENT COMMUNICATION ENTERPRISE CORPORATION
Registrant

Date: November 16, 2012	By:	/s/ Sarocha Hatthasakul
Sarocha Hatthasakul
Chief Financial Officer

2

GLOBAL INTEGRATED MEDIA LIMITED
BALANCE SHEETS
DECEMBER 31, 2011 AND MARCH 31, 2011
(UNAUDITED - PREPARED BY MANAGEMENT)
(HONG KONG DOLLARS)

	December 31,	March 31,
	2011	2011
ASSETS

CURRENT

Cash	$86,180	$5,824

LIABILITIES

CURRENT
Accounts payable and accrued expenses	$33,105	$33,105
Due to director	31,447	31,447
Due to affiliated company	91,609	9,542
	156,161	74,094

SHAREHOLDER EQUITY AND DEFICIENCY

Share Capital
HK$1 par value, 10,000 authorized
issued and outstanding - 2 shares	2	2

Deficit	(69,983)	(68,272)
	(69,981)	(68,270)

TOTAL LIABILITIES AND SHAREHOLDER DEFICIENCY	$86,180	$5,824

See accompanying notes to financial statements.

GLOBAL INTEGRATED MEDIA LIMITED
STATEMENT OF OPERATIONS
FOR THE EIGHT MONTHS ENDED DECEMBER 31, 2011 AND 2010
(UNAUDITED - PREPARED BY MANAGEMENT)
(HONG KONG DOLLARS)

	2011	2010

REVENUE	$-	$-

EXPENSES

Bank service charges	1,710	2,574

NET LOSS FOR THE PERIOD	$(1,710)	$(2,574)

See accompanying notes to financial statements.

GLOBAL INTEGRATED MEDIA LIMITED
STATEMENTS OF CASH FLOWS
FOR THE EIGHT MONTHS ENDED DECEMBER 31, 2011 AND 2010
(UNAUDITED - PREPARED BY MANAGEMENT)
(HONG KONG DOLLARS)

	2011	2010

CASH USED IN OPERATING ACTIVITIES

Net loss for the period	$(1,710)	$(2,574)

NET CASH USED IN OPERATING ACTIVITIES	(1,710)	(2,574)

CASH FLOW FROM FINANCING ACTIVITIES

Proceeds (repayments to) from affiliated company	82,066	(209,791)

NET CASH PROVIDED (USED) BY FINANCING ACTIVITIES	82,066	(209,791)

INCREASE (DECREASE) IN CASH DURING THE PERIOD	80,356	(212,365)

CASH AT BEGINNING OF THE PERIOD	5,824	231,436

CASH AT END OF THE PERIOD	$86,180	$19,071

See accompanying notes to financial statements.

GLOBAL INTEGRATED MEDIA LIMITED
Notes to Interim Consolidated Financial Statements as at December 31, 2011

Note 1.  Description of Business and Summary of Significant Accounting Policies

Organization

Global Integrated Media Limited (the “Company”) provides international contract payment and bank depository services to affiliated companies.

Interim Period Financial Statements

The accompanying unaudited interim consolidated financial statements have been prepared in accordance with generally accepted accounting principles in the United States (“GAAP”) for interim financial information and with the Securities and Exchange Commission’s instructions.  Accordingly, they do not include all the information and footnotes required by GAAP for complete financial statements.  The results of operations reflect interim adjustments, all of which are of a normal recurring nature and, in the opinion of management, are necessary for a fair presentation of the results for such interim period.  The results reported in these interim consolidated financial statements should not be regarded as necessarily indicative of results that may be expected for the entire year.  Certain information and note disclosure normally included in financial statements prepared in accordance with GAAP have been condensed or omitted pursuant to the Securities and Exchange Commission’s rules and regulations.  These unaudited interim consolidated financial statements should be read in conjunction with the audited financial statements included in the Company’s Directors’ Report and Financial Statements for the year ended March 31, 2011.

Going Concern

The Company’s consolidated financial statements have been prepared in conformity with GAAP applicable to a going concern that contemplates the realization of assets and liquidation of liabilities in the normal course of business.  The operations of the Company depend upon the financial support of its directors and affiliated companies.  However, the Company cannot assure that additional funds will be available to the Company when required or on terms acceptable to the Company, if at all. These conditions raise substantial doubt about the Company’s ability to continue as a going concern.  Such limitations could have a material adverse effect on the Company’s business, financial condition, or operations, and these consolidated financial statements do not include any adjustment that could result.  Failure to obtain sufficient additional funding would necessitate the Company to reduce or limit its operating activities or even discontinue operations.

Cash

Cash consists of checking accounts held at financial institutions in Hong Kong.

F-

Use of Estimates

The preparation of consolidated financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the fiscal year.  The Company makes estimates for, among other items, useful lives for depreciation and amortization, determination of future cash flows associated with impairment testing for long-lived assets, determination of the fair value of stock options and warrants, determining fair values of assets acquired and liabilities assumed in business combinations, valuation allowance for deferred tax assets, allowances for doubtful accounts, and potential income tax assessments and other contingencies.  The Company bases its estimates on historical experience, current conditions, and other assumptions that it believes to be reasonable under the circumstances.  Actual results could differ from those estimates and assumptions.

Financial Instruments

The Company has the following financial instruments: cash, accounts payable and accrued expenses, due to director, and due to affiliated company.  The carrying value of these financial instruments approximates their fair value due to their liquidity or their short-term nature.

Note 2.  Related-Party Transactions

During the eight months ended December 31, 2011 and 2010, the Company made payments of HK$147,828 and HK$1,017,982, respectively, on behalf of an affiliated company and received deposits of HK$297,205 and HK$1,235,377, respectively.  The unpaid balance of HK$91,609 is included in due to affiliated company.

Note 3.  Share Capital

Common Stock

The Company is authorized to issue 10,000 shares of stock, par value of HK$1.00 each.

There were two shares issued and outstanding as of December 31, 2011.

Subsequent to December 31, 2011, the Company issued an additional 9,998 shares of stock at par value.